UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 16, 2019

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, Akorn, Inc. (the “Company”) is a nominal defendant and certain current and former Company officers and directors are named individual defendants in a putative shareholder derivative suit captioned Kogut v. Akorn, Inc., et al., No. 646,174 (La. Dist. Ct.) (the “Kogut Action”), filed in Louisiana state court in the Parish of East Baton Rouge (the “Court”).  On December 12, 2019, the parties entered into a Stipulation and Agreement of Settlement (the “Derivative Settlement Agreement”) to resolve the dismissal of the action and the release of all claims asserted derivatively therein on behalf of the Company.

On December 16, 2019, the Court formally entered an order preliminarily approving the proposed settlement, approving the form of shareholder notice (the “Notice”), and setting the hearing date for final settlement approval (the “Final Approval Hearing”) for January 22, 2020 at 10:00 a.m. Central Time.  Pursuant to the terms of the Derivative Settlement Agreement, the Company is filing the Notice, attached hereto as Exhibit 99.1, with this Current Report on Form 8-K. Any objections to the final approval of the Derivative Settlement Agreement must be filed with the Court and served on the parties no later than January 8, 2020.  Additional information concerning the terms of the Derivative Settlement Agreement, the Final Approval Hearing and the requirements for objections can be found in the Notice.

The proposed settlement does not affect any claims asserted in In re Akorn, Inc. Data Integrity Securities Litigation, C.A. No. 18-cv-1713 (N.D. Ill.) (the “Securities Class Action”), the class-wide settlement filed with the court in the Securities Class Action on August 9, 2019, or any individual actions brought by shareholders who opt out of and elect not to participate in such class-wide settlement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice of Proposed Settlement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: December 20, 2019	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer